Zacks Small-Cap Core Fund
Investor Class Shares
(Ticker Symbol: ZSCCX)
Class C Shares
(Ticker Symbol: ZCCCX)
Class I Shares
(Ticker Symbol: ZSCIX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated October 4, 2016, to the
Summary Prospectus dated April 4, 2016

Important Notice Regarding Class C Shares

Upon the recommendation of the Fund’s advisor, Zacks Investment Management, Inc., the Board of Trustees of the Trust has approved the conversion of the Fund’s Class C Shares into Investor Class Shares and the subsequent termination of the Fund’s Class C Shares.  Effective immediately, the Class C Shares are closed to all new investment.  The Fund’s Class C Shares will be converted into Investor Class Shares and the Class C Shares will be terminated on or about October 31, 2016 (the “Effective Date”).  Accordingly, as of the Effective Date, all references to the Fund’s Class C Shares in the Summary Prospectus are deleted in their entirety.

Important Notice Regarding Class I Shares

The Board of Trustees of the Trust has approved the re-naming of the Fund’s Class I Shares as Institutional Class Shares effective October 31, 2016 (the “Effective Date”).  As of the Effective Date, all references to “Class I Shares” in the Summary Prospectus are replaced with “Institutional Class Shares”.

Please file this Supplement with your records.